                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of G-III Apparel Group, Ltd. (the "Company") on Form 10-Q for the quarterly period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Morris Goldfarb, Chief Executive Officer of the Company, hereby certify that, to my knowledge, (a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                         /s/ Morris Goldfarb
                                                         -----------------------
                                                         Morris Goldfarb
                                                         Chief Executive Officer


Dated:   December 15, 2003



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of G-III Apparel Group, Ltd. (the "Company") on Form 10-Q for the quarterly period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wayne Miller, Chief Financial Officer of the Company, hereby certify that, to my knowledge, (a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                         /s/ Wayne Miller
                                                         -----------------------
                                                         Wayne S. Miller
                                                         Chief Financial Officer

Dated:   December 15, 2003